UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):July 7, 2017

TOMI ENVIRONMENTAL SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Florida	000-09908	59-1947988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9454 Wilshire Blvd., Penthouse Beverly Hills, California	90212
(Address of principal executive offices)	(Zip Code)

(800) 525-1698
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2016, the board of directors of TOMI Environmental Solutions, Inc. (the "Company") approved, subject to shareholder approval, the TOMI Environmental Solutions, Inc. 2016 Equity Incentive Plan (the "2016 Plan"). As described in Item 5.07 below, the Company's shareholders approved the 2016 Plan at the Company's 2017 Annual Meeting of Shareholders held on July 7, 2017 (the "Annual Meeting").

The 2016 Plan authorizes the issuance of 5,000,000 shares of the Company's common stock. The Company will issue any future awards to eligible participants pursuant to the 2016 Plan. The 2016 Plan permits the Company to grant stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units. The Company may grant awards under the 2016 Plan to officers, employees and directors who are employees of the Company and its subsidiaries.

Further details regarding the 2016 Plan may be found in the definitive proxy statement relating to the Annual Meeting filed with the Securities and Exchange Commission on June 2, 2017 (the "Proxy Statement"). The foregoing description of the 2016 Plan is a summary and is qualified in its entirety by the full text of the 2016 Plan, which is attached as Appendix A to the Proxy Statement and incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 7, 2017, at the Annual Meeting, the Company's shareholders approved a proposal to amend the Company's Bylaws, as amended (the "Bylaws"), to establish a classified board of directors to be divided into three classes, designated as Class I, Class II and Class III, with each class serving staggered, three-year terms. Only one class of directors will be elected at each forthcoming annual meeting. Thereafter, each class of directors will hold office until the third successive annual meeting after their election and until their respective successors have been elected and qualified (or until there is a decrease in the number of directors). The initial Class I director is Ronald E. Ainsworth, who will hold office initially for a term expiring at the 2018 annual meeting of shareholders. The initial Class II directors consists of Walter C. Johnsen and Kelly J. Anderson, who will hold office initially for a term expiring at the 2019 annual meeting of shareholders. The initial Class III directors consists of Halden S. Shane and Harold W. Paul, who will hold office initially for a term expiring at the 2020 annual meeting of shareholders.

The foregoing description is a summary and is qualified in its entirety by reference to the full text of the amendment to the Company's Bylaws, which is attached as Appendix B to the Proxy Statement and is incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On July 7, 2017, the Company's shareholders approved seven proposals that were presented at the Annual Meeting, a description of which may be found in the Proxy Statement. Of the 121,043,958 shares of common stock outstanding as of the record date, 85,340,326 shares were represented at the Annual Meeting, and all of the 510,000 shares of Series A preferred stock outstanding as of the record date were represented at the Annual Meeting, which constituted a quorum. The final voting results of the seven proposals are set forth below.

Proposal 1:  Election of Directors

All of the five (5) nominees identified in Proposal 1, as described in the Proxy Statement, were elected. The voting results are as follows:

Name	For	Withheld	Broker Non-Votes
Halden S. Shane	64,622,741	82,760	20,634,825
Harold W. Paul	62,339,882	2,365,619	20,634,825
Walter C. Johnsen	62,343,367	2,362,134	20,634,825
Kelly J. Anderson	62,344,882	2,360,619	20,634,825
Ronald E. Ainsworth	64,013,367	692,134	20,634,825

Proposal 2:  Ratification of Independent Registered Public Accounting Firm

The Company's shareholders ratified the appointment of Wolinetz, Lafazan & Company, P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2017. The voting results are as follows:

For	Against	Abstain
85,168,895	126,059	45,372

Proposal 3:  Approval of the 2016 Plan

The proposal seeking approval of the 2016 Plan was approved by the Company's stockholders. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
64,458,855	119,384	127,262	20,634,825

Proposal 4:  Approval of Amendment to the Company's Bylaws to Establish a Classified Board

The Company's shareholders approved of the proposal to amend the Company's Bylaws, as amended, to establish a classified board of directors to be divided into three classes, each serving staggered, three-year terms. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
61,369,688	3,293,590	42,223	20,634,825

Proposal 5:  Approval of an Amendment to the Company's Restated Articles of Incorporation, as Amended, to Implement a Reverse Stock Split

The Company's shareholders approved of the proposal to amend the Company's Restated Articles of Incorporation, as amended, to implement a reverse stock split of all the outstanding shares of common stock, within a range from 1-for-2 to 1-for-20, with the exact ratio of the reverse stock split to be determined by the board of directors of the Company. The voting results are as follows:

For	Against	Abstain
85,971,747	1,323,262	45,317

Proposal 6:  Advisory Vote to Approve Executive Compensation

The proposal seeking approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers was approved by the Company's shareholders. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
64,242,183	292,389	170,929	20,634,825

Proposal 7:  Advisory Vote on the Frequency of Advisory Votes on the Approval of Compensation of Named Executive Officers

The Company's shareholders voted, on a non-binding advisory basis, to hold an advisory vote on the approval of compensation of named executive officers every three years. The voting results are as follows:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
60,309,299	30,272	4,157,919	208,011	20,634,825

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit	Description
3.1	Amendment to the Bylaws of TOMI Environmental Solutions, Inc. (1)
10.1	TOMI Environmental Solutions, Inc. 2016 Equity Incentive Plan (1)

(1)  Incorporated by reference to the Registrant's definitive proxy statement filed on June 2, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMI ENVIRONMENTAL SOLUTIONS, INC.

Date: July 11, 2017	By:	/s/ Halden Shane
Name: Halden Shane
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
3.1	Amendment to the Bylaws of TOMI Environmental Solutions, Inc. (1)
10.1	TOMI Environmental Solutions, Inc. 2016 Equity Incentive Plan (1)

(1)  Incorporated by reference to the Registrant's definitive proxy statement filed on June 2, 2017.